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                                    UNITED STATES
                         SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C. 20549

                                      FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                           SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported) January 17, 2002

                               IBM CREDIT CORPORATION
                 __________________________________________________
                 (Exact Name of Registrant as Specified in Charter)


                 Delaware                 1-8175            22-2351962
          ____________________________  _____________  ___________________
          (State or Other Jurisdiction  Commission     (IRS Employer
           of Incorporation)            File Number)   Identification No.)

          North Castle Drive, MS NCA-306
                  Armonk, New York                     10504-1785
          __________________________________________   ___________
            (Address of Principal Executive Offices)   (Zip Code)

          Registrant's telephone number, including area code (914)765-1900


                                   Not Applicable

          _____________________________________________________________
          (Former Name or Former Address, if changed Since Last Report)


          Item 5.  Other Events

          The Registrant's press release dated January 17, 2002, regarding its financial results and selected balance sheet information as of and for the period ended December 31, 2001, is attached.





          SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duty authorized.


                                               IBM CREDIT CORPORATION
                                                (Registrant)

                                               By:




                                               __________________________
                                               Name:  Paula L. Summa
          Date: January 17, 2002               Title: Vice President,
                                               Finance, and Chief Financial
                                               Officer and Director


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          IBM Credit Corporation Announces Financial Results For 2001

          NORTH CASTLE, N.Y., January 17, 2002 . . . IBM Credit Corporation

          today reported 2001 net earnings of $445.27 million, compared with $428.36 million in 2000.

               New customer financing originations* for acquisition of

          information technology products and services increased 3 percent to $6.68 billion in 2001, compared with $6.47 billion in 2000.

          New commercial financing originations, providing working capital for inventory, accounts receivable and acquisition financing decreased 13 percent to $11.46 billion in 2001, compared with

          $13.22 billion for the same 2000 period.

               At December 31, 2001, total assets were $15.31 billion,

          compared with $16.80 billion at Dec. 31, 2000, a decrease of 9 percent.  Retained earnings at Dec. 31, 2001, were $1.08 billion,

          compared with $1.43 billion at Dec. 31, 2000, a decrease of 24 percent. The return on average equity was 25.0 percent in 2001,

          compared with 19.6 percent in 2000.

               In the fourth quarter of 2001, net earnings were $125.07

          million, an increase of 4 percent from 2000's $120.50 million.

          Customer financing originations* in the fourth quarter of 2001 were $2.06 billion, a decrease of 4 percent compared with the same 2000 period. For the fourth quarter of 2001, commercial financing originations were $3.07 billion, a 16 percent decrease compared with the same 2000 period.

                                      - more -

               IBM Credit Corporation in the United States is part of the worldwide IBM Global Financing organization.  For more

          information visit the IBM Global Financing home page at

          www.ibm.com/financing.

          Forward-Looking and Cautionary Statements

               Except for historical information and discussions contained herein, statements contained in this release may constitute

          "forward-looking statements" within the meaning of the Private

          Securities Litigation Reform Act of 1995. These statements involve a number of risks, uncertainties and other factors that could cause actual results to differ materially, as discussed in the company's filings with the Securities and Exchange

          Commission.

          *New customer financing originations reflect assets either owned or managed by IBM Credit Corporation.



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